UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): April 30, 2007

                             INVESTORS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                         0-51557                22-3493930
-------------------------------    ----------------------    ------------------
(State or other jurisdiction of     (Commission File No.)    (IRS Employer
incorporation)                                               Identification No.)


101 JFK Parkway, Short Hills, New Jersey                         07078
----------------------------------------                    ---------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (973) 924-5100
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.02       Other Events.
                -------------

                On April 30, 2007, Investors Bancorp, Inc. (the "Company") issued a press release announcing management changes for both the Company and Investors Savings Bank which are intended to take effect as of December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 9.01.      Financial Statements and Exhibits.
                ----------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable

(d) Exhibits.

             Exhibit No.                 Description
             ----------                  -----------

                99.1 Press release dated April 30, 2007, by Investors Bancorp, Inc., announcing management changes for both the Company and Investors Savings Bank which are intended to take effect as of December 31, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     INVESTORS BANCORP, INC.



DATE:  April 30, 2007                      By: /s/ Robert M. Cashill
                                           -------------------------------------
                                           Robert M. Cashill
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1 Press release dated April 30, 2007, by Investors Bancorp, Inc., announcing management changes for both the Company and Investors Savings Bank which are intended to take effect as of December 31, 2007.
..